UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 12, 2018

TSR, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-8656	13-2635899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 231-0333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 8 – Other Events

Item 8.01. Other Events

On September 12, 2018, TSR, Inc. (“TSR” or the “Company”) filed with the United States Securities and Exchange Commission (the “SEC”) (a) a letter from the Company’s Chairman of the Board of Directors (the “Board”); and (b) a letter from the Chair of the Compensation Committee of the Company’s Board of Directors, each in response to certain questions presented in a letter to the Company’s Board of Directors from QAR Industries, Inc., a stockholder of the Company, dated August 27, 2018 and filed with the SEC on Form 13D/A on August 28, 2018 and a letter dated August 31, 2018 to the Company’s Board of Directors from Fintech Consulting, LLC, a stockholder of the Company. The letter from Fintech Consulting, LLC is furnished as Exhibit 99.1 to this TSR Current Report on Form 8-K filed with the SEC on September 12, 2018 (the “8-K”). The letter from TSR’s Chairman of the Board is furnished as Exhibit 99.2 to the 8-K, and the letter from the Chair of the TSR Compensation Committee of the Board is furnished as Exhibit 99.3 to the 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit No.	Description

99.1	Letter from Fintech Consulting LLC, dated August 31, 2018

99.2	Letter from the Chairman of the Board of Directors of TSR, Inc., dated September 12, 2018

99.3	Letter from the Chair of the Compensation Committee of the Board of Directors of TSR, Inc., dated September 12, 2018

The information provided in this 8-K, including each of Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.
(Registrant)

Date: September 12, 2018	By:	/s/ John G. Sharkey
John G. Sharkey
Vice President-Finance, Controller and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter from Fintech Consulting LLC, dated August 31, 2018
99.2	Letter from the Chairman of the Board of Directors of TSR, Inc., dated September 12, 2018
99.3	Letter from the Chair of the Compensation Committee of the Board of Directors of TSR, Inc., dated September 12, 2018

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